Exhibit 24

                        POWER OF ATTORNEY

     I, Norman J. Tice, hereby constitute and appoint John A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Norman J. Tice
                                   Norman J. Tice, Director

                        POWER OF ATTORNEY

     I, William H. T. Bush, hereby constitute and appoint John A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ William H.T. Bush
                                   William H. T. Bush, Director

                        POWER OF ATTORNEY

     I, Ronald G. Evens, M.D., hereby constitute and appoint John
A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Ronald G. Evens
                                   Ronald G. Evens, M.D., Director

                        POWER OF ATTORNEY

     I, Earle H. Harbison, Jr., hereby constitute and appoint John A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Earle H. Harbison
                                   Earle H. Harbison, Jr., Director

                        POWER OF ATTORNEY

     I, Roger B. Porter, Ph.D., hereby constitute and appoint John A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Roger B. Porter
                                   Roger B. Porter, Ph.D., Director

                        POWER OF ATTORNEY

     I, Gloria W. White, hereby constitute and appoint John A. O'Rourke, Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Gloria W. White
                                   Gloria W. White, Director

                        POWER OF ATTORNEY

     I, John A. O'Rourke, hereby constitute and appoint Sandra Van Trease and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ John A. O'Rourke
                                   John A. O'Rourke, President,
                                   Chief Executive Officer and
                                   Director

                        POWER OF ATTORNEY

     I, Sandra Van Trease, hereby constitute and appoint John A. O'Rourke and Angela F. Braly, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission with respect to shares of Class A Common Stock of RightCHOICE Managed Care, Inc. (the "Corporation") offered and sold in connection with the Corporation's 1994 Equity Incentive Plan, and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ Sandra Van Trease
                                   Sandra  Van  Trease, Executive
                                    Senior Vice President,  Chief
                                    Financial  Officer and  Chief
                                    Operating Officer